                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 2000, (2000-3), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 16, 2000 to October 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of October, 2000.

                                         CONSECO FINANCE CORP.




                                         BY: /s/ Phyllis A. Knight
                                             -----------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and Treasurer

                                     SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Oct-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                                         REMITTANCE DATE 11/1/00
                                     Page 1

                                                                                          Total $             Per $1,000
                                                                                          Amount               Original
                                                                                      --------------        --------------
A.  (1a)  Amount available (including Monthly Servicing Fee)                           15,630,411.77
                                                                                      --------------
     (b)  Insurance Premium (.28%)                                                        210,663.13
                                                                                      --------------
     (c)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
          Deficiency Amount (if any) withdrawn for prior Remittance Date                        0.00
                                                                                      --------------
     (d)  Amount Available after giving effect to withdrawal of Class M-1 Interest
          Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
          Remittance Date                                                              15,419,748.64
                                                                                      --------------

2.  Interest
          a. Class A-1 Remittance Rate (8.26%)                                              8.26000%
                                                                                      --------------
          b. Class A-1 Interest                                                         5,388,562.34            6.57141749
                                                                                      --------------        --------------

     (3)  Amount applied to:
          a. Unpaid Class A-1 Interest Shortfall                                                0.00                     0
                                                                                      --------------        --------------

    (4) Remaining:
          a. Unpaid Class A-1 Interest Shortfall                                                0.00                     0
                                                                                      --------------        --------------

B.  Principal
     (5)  Formula Principal Distribution  Amount                                        8,467,124.64                   N/A
                                                                                      --------------        --------------
          a. Scheduled Principal                                                        1,869,201.44                   N/A
                                                                                      --------------        --------------
          b. Principal Prepayments                                                      4,883,552.51                   N/A
                                                                                      --------------        --------------
          c. Liquidated Contracts                                                          48,274.19                   N/A
                                                                                      --------------        --------------
          d. Repurchases                                                                        0.00                   N/A
                                                                                      --------------        --------------
          e. Current Month Advanced Principal                                           2,466,413.93                   N/A
                                                                                      --------------        --------------
          f. Prior Month Advanced Principal                                           (1,703,718.09)                   N/A
                                                                                      --------------        --------------
          g. Additional Principal Distribution                                            903,400.66
                                                                                      --------------
     (6)  Pool Scheduled Principal Balance                                            964,546,967.02
                                                                                      --------------

     (7)  Adjusted Pool Principal Balance                                             962,080,553.09          981.71485009
                                                                                      --------------        --------------
    (7a)  Pool Factor                                                                     0.98171485
                                                                                      --------------

     (8)  Net Certificate Balance                                                     934,374,862.14
                                                                                      --------------

     (9)  Pre-Funded Amount                                                                     0.00
                                                                                      --------------
          Over-Collateralization Amount (40,000,000.00 cap)                            27,705,690.95
                                                                                      --------------

    (10)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                              0.00
                                                                                      --------------

    (11)  Class A-1 Percentage for such Remittance Date                                       92.27%
                                                                                      --------------

    (12)  Class A-1 Percentage for the following  Remittance Date                             92.20%
                                                                                      --------------

    (13)  Class A-1 Principal distribution                                              8,467,124.64           10.32576176
                                                                                      --------------        --------------

    (14)  Class A-1 Principal Balance                                                 774,374,862.14
                                                                                      --------------
   (14a)  Class A-1 Pool Factor                                                           0.94435959          944.35958798
                                                                                      --------------        --------------

    (15)  Unpaid Class A-1 Principal Shortfall
          (if any)following current Remittance Date                                             0.00
                                                                                      --------------

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date
    (16)  31-59 days                                                                   13,282,014.71                   376
                                                                                      --------------        --------------

    (17)  60 days or more                                                              14,147,488.97                   324
                                                                                      --------------        --------------

    (18)  Current Month Repossessions                                                   1,460,956.21                    45
                                                                                      --------------        --------------

    (19)  Repossession Inventory                                                        2,440,929.54                    71
                                                                                      --------------        --------------

    (20)  Weighted Average Contract Rate                                                    11.10750
                                                                                      --------------

                                     SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                   October-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 2



Class M-1 Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in August 2004)

    (21)  Average Sixty - Day Delinquency Ratio Test
          (a) Sixty - Day Delinquency Ratio for current Remittance Date                        1.72%
                                                                                      --------------
          (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 3.75%)                                                            1.17%
                                                                                      --------------

    (22)  AverageThirty - Day Delinquency Ratio  Test
          (a) Thirty - Day Delinquency Ratio for current Remittance Date                       3.10%
                                                                                      --------------
          (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              to be satisfied may not exceed 5.5%)                                             2.27%
                                                                                      --------------

    (23)  Cumulative Realized Losses Test
          (a) Cumulative Realized Losses for  current Remittance Date
              (as a percentage of Cut-off Date Pool Principal Balance;
              to be satisfied may not exceed 5.5% from August 1, 2004 to
              July 31, 2005,  7.0%  from August 1, 2005 to July 31, 2006,
              9.0% from August 1, 2006 to July 31, 2007 and 10.0% thereafter)                  0.02%
                                                                                      --------------

    (24)  Current Realized Losses Test
          (a) Current Realized Losses for current Remittance Date                          34,646.94
                                                                                      --------------
          (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
              preceding Remittance and for current Remittance Date;
              to be satisfied, may not exceed 2.25%)                                           0.08%
                                                                                      --------------

    (25)  Class M Principal Balance Test
          (a) The sum of Class M Principal Balance and Class B Principal Balance
              (before distributions on current Remittance Date)  divided by
              Pool Scheduled Principal Balance as of preceding Remittance Date
              (must equal or exceed 22.5%)                                                    16.50%
                                                                                      --------------

    (26)  Class B Principal Balance Test
          (a) Class B Principal Balance (before any distributions on current
              Remittance Date) as of such Remittance date greater than
              $17,000,000.00                                                           75,000,000.00
                                                                                      --------------
          (b) Class B Principal Balance (before any distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance
              as of preceding Remittance Date is equal to or greater than 11.25%.              7.73%
                                                                                      --------------

                                     SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                   October-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 3

                                                                                          Total $             Per $1,000
                                                                                          Amount               Original
                                                                                      --------------        --------------
CLASS M-1 CERTIFICATES
----------------------
    (27)  Amount available (including Monthly Servicing Fee)                            1,564,061.66
                                                                                      --------------

A.  Interest
    (28)  Aggregate  interest
          (a) Class M-1 Remittance Rate 8.26%, unless
              Weighted Average Contract Rate is below 8.26%)                                   8.26%
                                                                                      --------------
          (b) Class M-1 Interest                                                          309,750.00            6.88333333
                                                                                      --------------        --------------

    (29)  Amount applied to Class M-1 Interest Deficiency Amount                                0.00
                                                                                      --------------

    (30)  Remaining unpaid Class M-1 Interest Deficiency Amount                                 0.00
                                                                                      --------------

    (31)  Amount applied to:
          a. Unpaid Class M-1 Interest Shortfall                                                0.00                     0
                                                                                      --------------        --------------

    (32)  Remaining:
          a. Unpaid Class M-1 Interest Shortfall                                                0.00                     0
                                                                                      --------------        --------------

B.  Principal
    (33)  Formula Principal Distribution  Amount                                                0.00                   N/A
                                                                                      --------------        --------------
          a. Scheduled Principal                                                                0.00                   N/A
                                                                                      --------------        --------------
          b. Principal Prepayments                                                              0.00                   N/A
                                                                                      --------------        --------------
          c. Liquidated Contracts                                                               0.00                   N/A
                                                                                      --------------        --------------
          d. Repurchases                                                                        0.00                   N/A
                                                                                      --------------        --------------

    (34)  Class M-1 Principal Balance                                                  45,000,000.00         1000.00000000
                                                                                      --------------        --------------

   (35a)  Class M-1 Pool Factor                                                           1.00000000
                                                                                      --------------

    (36)  Class M-1 Percentage for such Remittance Date                                        0.00%
                                                                                      --------------

    (37)  Class M-1  Principal Distribution:
          a. Class M-1 (current)                                                                0.00            0.00000000
                                                                                      --------------        --------------
          b. Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                           0.00
                                                                                      --------------

    (38)  Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance Date                                            0.00
                                                                                      --------------

    (39)  Class M-1 Percentage for the following Remittance Date                               0.00%
                                                                                      --------------


PLEASE CONTACT US BANK TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                                     SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                SERIES 2000-3
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 4

                                                                                          Total $             Per $1,000
                                                                                          Amount               Original
                                                                                      --------------        --------------
CLASS M-2 CERTIFICATES
----------------------
    (27)  Amount available (including Monthly Servicing Fee)                            1,254,311.66
                                                                                      --------------

A.  Interest
    (28)  Aggregate interest
          (a) Class M-2 Remittance Rate 8.26%, unless
              Weighted Average Contract Rate is below 8.26%)                                   8.26%
                                                                                      --------------
          (b) Class M-2 Interest                                                          275,333.33            6.88333325
                                                                                      --------------        --------------

    (29)  Amount applied to Class M-2 Interest Deficiency Amount                                0.00
                                                                                      --------------

    (30)  Remaining unpaid Class M-2 Interest Deficiency Amount                                 0.00
                                                                                      --------------

    (31)  Amount applied to:
          a. Unpaid Class M-2 Interest Shortfall                                                0.00                     0
                                                                                      --------------        --------------

    (32)  Remaining:
          a. Unpaid Class M-2 Interest Shortfall                                                0.00                    0
                                                                                      --------------        --------------

B.  Principal
    (33)  Formula Principal Distribution  Amount                                                0.00                   N/A
                                                                                      --------------        --------------
          a. Scheduled Principal                                                                0.00                   N/A
                                                                                      --------------        --------------
          b. Principal Prepayments                                                              0.00                   N/A
                                                                                      --------------        --------------
          c. Liquidated Contracts                                                               0.00                   N/A
                                                                                      --------------        --------------
          d. Repurchases                                                                        0.00                   N/A
                                                                                      --------------        --------------

    (34)  Class M-2 Principal Balance                                                  40,000,000.00         1000.00000000
                                                                                      --------------        --------------

   (35a)  Class M-2 Pool Factor                                                           1.00000000
                                                                                      --------------

    (36)  Class M-2 Percentage for such Remittance Date                                        0.00%
                                                                                      --------------

    (37)  Class M-2  Principal Distribution:
          a. Class M-2 (current)                                                                0.00            0.00000000
                                                                                      --------------        --------------
          b. Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                           0.00
                                                                                      --------------

    (38)  Unpaid Class M-2 Principal Shortfall
          (if any) following current Remittance Date                                            0.00
                                                                                      --------------

    (39)  Class M-2 Percentage for the following Remittance Date                               0.00%
                                                                                      --------------


PLEASE CONTACT US BANK TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                                     SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                   October-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 5

                                                                                          Total $             Per $1,000
                                                                                          Amount               Original
                                                                                      --------------        --------------
CLASS BI-A&B CERTIFICATES
-------------------------
     (1)  Amount Available less the Class A
          Distribution Amount and Class M-1 Distribution
          Amount (including Monthly Servicing Fee)                                        978,978.33
                                                                                      --------------

     (2)  Class B-1 Remittance Rate (8.26%
          unless Weighted Average Contract Rate
          is below 8.26%)                                                                      8.26%
                                                                                      --------------

     (3)  Aggregate Class B1 Interest                                                     240,916.67            6.88333343
                                                                                      --------------        --------------

     (4)  Amount applied to Unpaid
          Class B1 Interest Shortfall                                                           0.00                  0.00
                                                                                      --------------        --------------

     (5)  Remaining Unpaid Class B1
          Interest Shortfall                                                                    0.00                  0.00
                                                                                      --------------        --------------

     (6)  Amount applied to Class B-1
          Interest Deficiency Amount                                                            0.00
                                                                                      --------------

     (7)  Remaining Unpaid Class B-1
          Interest Deficiency Amount                                                            0.00
                                                                                      --------------

     (8)  Unpaid Class B-1 Principal Shortfall
          (if any) following prior Remittance Date                                              0.00
                                                                                      --------------
    (8a)  Class B Percentage for such Remittance Date                                           0.00
                                                                                      --------------

     (9)  Current Principal (Class B Percentage of Formula Principal
          Distribution Amount)                                                                  0.00            0.00000000
                                                                                      --------------        --------------

   (10a)  Class B1 Principal Shortfall                                                          0.00
                                                                                      --------------
   (10b)  Unpaid Class B1 Principal Shortfall                                                   0.00
                                                                                      --------------

    (11)  Class B Principal Balance                                                    75,000,000.00
                                                                                      --------------

    (12)  Class B1 Principal Balance                                                   35,000,000.00
                                                                                      --------------
   (12a)  Class B1 Pool Factor                                                            1.00000000
                                                                                      --------------


PLEASE CONTACT US BANK TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                                     SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                   October-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 6

                                                                                          Total $             Per $1,000
                                                                                          Amount               Original
                                                                                      --------------        --------------
CLASS B2 CERTIFICATES
---------------------
    (13)  Remaining Amount Available                                                      738,061.66
                                                                                      --------------

    (14)  Class B-2 Remittance Rate (10.00%
          unless Weighted Average Contract
          Rate is less than 10.00%)                                                           10.00%
                                                                                      --------------

    (15)  Aggregate Class B2 Interest                                                     333,333.33            8.33333325
                                                                                      --------------        --------------

    (16)  Amount applied to Unpaid
          Class B2 Interest Shortfall                                                           0.00                  0.00
                                                                                      --------------        --------------

    (17)  Remaining Unpaid Class B2
          Interest Shortfall                                                                    0.00                  0.00
                                                                                      --------------        --------------

    (18)  Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance Date                                              0.00
                                                                                      --------------

    (19)  Class B2 Principal Liquidation Loss Amount                                            0.00
                                                                                      --------------

    (20)  Class B2 Principal (zero until class B1
          paid down: thereafter, Class B Percentage
          of formula Principal Distribution Amount)                                             0.00            0.00000000
                                                                                      --------------        --------------

    (21)  Guarantee Payment                                                                     0.00
                                                                                      --------------

    (22)  Class B2 Principal Balance                                                   40,000,000.00
                                                                                      --------------
   (22a)  Class B2 Pool Factor                                                            1.00000000
                                                                                      --------------

Class C Certificates
--------------------
    (23)  Monthly Servicing Fee (deducted from
          Certificate Account balance to arrive at
          Amount Available if the Company or Green Tree
          Financial Servicing Corporation is not the Servicer;
          deducted from funds remaining after payment of Class A
          Distribution Amount,Class M-1 Distribution Amount,
          Class B-1 Distribution Amount and Class B-2  Distribution
          Amount, if the Company or Green Tree Financial Servicing Corp.
          is the Servicer)                                                                404,728.33
                                                                                      --------------

    (24)  Class C Residual Payment                                                              0.00
                                                                                      --------------

    (25)  Class B-3I Shortfall                                                            883,033.98
                                                                                      --------------

    (26)  Unpaid Class B-3I Shortfall                                                   (783,665.16)
                                                                                      --------------

    (27)  Class M-1 Interest Deficiency on such Remittance Date                                 0.00
                                                                                      --------------

    (28)  Class B-1 Interest Deficiency on such Remittance Date                                 0.00
                                                                                      --------------